UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2009

MOTORS LIQUIDATION COMPANY

(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 665-3994

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On November 2, 2009, Motors Liquidation Company (the “Company”) filed its periodic report as of August 31, 2009 (the “Report”) regarding the value, operations and profitability of those entities in which the Company holds a substantial or controlling interest as required by Rule 2015.3 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Motors Liquidation Company, et. al., Case Number 09-50026). Copies of the Report are contained in the attached Exhibit 99.1 and are incorporated herein by reference. This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.

Cautionary Statements Regarding Financial and Other Data

Upon the closing of the sale of substantially all of the Company’s assets to General Motors Company pursuant to Section 363(b) of the United States Bankruptcy Code on July 10, 2009, the Company ceased to have material operations. It is the Company’s strong belief that there will be no value at all for common stockholders in the bankruptcy liquidation process, even under the most optimistic of scenarios.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Report has been prepared solely for the purpose of complying with the requirements of Bankruptcy Rule 2015.3. The Report is limited in scope and only covers a limited time period.

The financial statements in the Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Report is complete. The Report may be subject to future adjustment and reconciliation. The Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control. Such factors include, without limitation: (i) the ability of the Company to develop, prosecute, confirm, and consummate its plan of liquidation with respect to the Company’s chapter 11 proceedings or any other plan of liquidation; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Company’s chapter 11 proceedings; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a chapter 11 trustee; and (iv) the potential adverse impact of the Company’s chapter 11 proceedings on the Company’s liquidity or results. This list is not intended to be exhaustive.

The Company’s informational filings with the Court, including the Report and additional information about the Company’s filing under chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Company's Court-approved noticing agent (www.motorsliquidationdocket.com).

ITEM 9.01	Financial Statements and Exhibits
Number	Description
99.1

Motors Liquidation Company Periodic Report as of August 31, 2009 Regarding Value, Operations and Profitability of Entities in which the Company Holds a Substantial or Controlling Interest, filed with the United States Bankruptcy Court for the Southern District of New York on November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2009 (Date)	MOTORS LIQUIDATION COMPANY (Registrant) By: /s/ James Selzer James Selzer Vice President and Treasurer

EXHIBIT INDEX

Number	Description
99.1

Motors Liquidation Company Periodic Report as of August 31, 2009 Regarding Value, Operations and Profitability of Entities in which the Company Holds a Substantial or Controlling Interest, filed with the United States Bankruptcy Court for the Southern District of New York on November 2, 2009